Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

Second Quarter Fiscal 2021 Financial Results

NEWARK, CA – April 6, 2021 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH), today reported financial results for the second quarter fiscal 2021 ended February 26, 2021.

Second Quarter Fiscal 2021 Highlights:

•	Net sales of $304.0 million, up 11.8% compared to year ago quarter.
•	GAAP net income of $5.8 million, or $0.23 per share, compared to GAAP net loss of $9.7 million or ($0.41) per share in the year ago quarter.
•	Non-GAAP net income of $21.9 million or $0.87 per share, up 71.1% and 67.3%, respectively, compared to the year ago quarter.
•	Adjusted EBITDA of $31.0 million, up 38.9% compared to the year ago quarter.

“Our second quarter sales of $304 million, which represented an 11.8 percent increase compared to the same quarter of fiscal 2020, enabled us to achieve non-GAAP earnings per share of $0.87, exceeding the high end of our guidance,” commented Mark Adams, President and CEO, “The Intelligent Platform Solutions business, formerly referred to as Specialty Compute and Storage Solutions, grew sales 30% quarter over quarter, and when coupled with the newly acquired Cree LED, illustrates the continued progress of a growing and diversified SGH.”

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q2 FY21	Q1 FY21	Q2 FY20	Q2 FY21	Q1 FY21	Q2 FY20
Net sales	$304.0	$291.7	$272.0	$304.0	$291.7	$272.0
Gross profit	$53.5	$52.6	$51.5	$59.3	$54.1	$52.9
Operating income	$12.9	$7.6	$8.2	$27.2	$23.7	$17.3
Net income	$5.8	$2.0	$(9.7)	$21.9	$19.6	$12.8
Diluted earnings per share (EPS)	$0.23	$0.08	$(0.41)	$0.87	$0.78	$0.52

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the third quarter of fiscal 2021 ending May 28, 2021. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$400 to $430 million
Gross Margin - GAAP / Non-GAAP	19% to 21%
Diluted EPS - GAAP*	$0.64 ± $0.10

Share-based compensation per share	$0.24
Intangible amortization per share	$0.14
Convertible debt discount OID and fees per share	$0.08

Diluted EPS - Non-GAAP	$1.10 ± $0.10

Expected diluted share count - GAAP	27.0 million
Capped call anti-dilution related to convertible	(1.0 million)
Expected diluted share count - Non-GAAP	26.0 million

*Does not include purchase price accounting for Cree LED acquisition.

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time.  Dial-in US toll free +1-844-912-3896, or International toll free +1-236-714-3344 using access code 8075139.  We will post an accompanying slide presentation to our website prior to the call.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-800-585-8367, or International toll free +1 416-621-4642; Passcode: 8075139.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in technology and lighting industries, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; disruptions in our operations, our supply chain or in global markets as a result of the outbreak of COVID-19; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; unforeseen issues in completing the carveout of Cree LED from Cree, Inc. and in the integration of Cree LED into SMART; unforeseen issues in the execution of Cree LED’s margin expansion plans; changes in the availability of supply of materials and components; fluctuations in material costs; negative reaction to the acquisition of Cree LED by customers, suppliers and other business partners; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of our Penguin Computing subsidiary to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, out-of-period adjustments related to import taxes, loss on extinguishment of debt/revolver, capped call mark to market (MTM) adjustment, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, out-of-period adjustments related to import taxes , loss on extinguishment of debt/revolver, capped call MTM adjustment, convertible debt original issue discount (OID) and fees, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings - SGH

SGH is comprised of business units that are leading designers and manufacturers of electronic products focused on computing, memory and LED lighting technologies. These businesses specialize in application-specific product development and support for customers in enterprise, government and OEM sales channels.

Customers rely on SGH businesses as their strategic suppliers providing exceptional customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities that span the globe. SGH’s businesses support customers in computing including edge and high performance computing, communications, storage, networking, mobile, industrial automation, IoT and industrial IoT, government, military and LED lighting markets. SGH businesses operate in three primary areas: specialty computing, specialty memory products including operations in Brazil, and LED lighting.

For more information about SGH business units, visit: SMART Modular Technologies; SMART Embedded Computing; SMART Wireless Computing; SMART Supply Chain Services; Penguin Computing; Cree LED.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 26, 2021	November 27, 2020	February 28, 2020	February 26, 2021	February 28, 2020
Net sales:
Specialty Memory Products	$115,452	$120,657	$111,455	$236,109	$214,984
Brazil Products	103,145	105,166	97,700	208,312	191,699
Specialty Compute and Storage Solutions	85,411	65,873	62,887	151,284	137,377
Total net sales	304,009	291,697	272,042	595,705	544,060
Cost of sales (1)(2)	250,553	239,053	220,536	489,606	438,234
Gross profit	53,456	52,644	51,506	106,099	105,826
Operating expenses:
Research and development (1)	8,852	6,964	14,702	15,816	29,588
Selling, general and administrative (1) (2)	31,664	38,056	28,648	69,720	62,201
Total operating expenses	40,516	45,020	43,350	85,536	91,789
Income from operations	12,940	7,624	8,156	20,563	14,037
Other income (expense):
Interest expense, net	(4,365)	(3,154)	(4,150)	(7,518)	(8,642)
Other income (expense), net	(1,531)	832	(12,386)	(699)	(13,226)
Total other expense	(5,896)	(2,322)	(16,536)	(8,217)	(21,868)
Income before income taxes	7,044	5,302	(8,380)	12,346	(7,831)
Provision for income taxes	1,200	3,275	1,340	4,475	1,665
Net income	$5,844	$2,027	$(9,720)	$7,871	$(9,496)

Earnings per share:
Basic	$0.24	$0.08	$(0.41)	$0.32	$(0.40)
Diluted	$0.23	$0.08	$(0.41)	$0.31	$(0.40)
Shares used in computing per-share calculation:
Basic	24,217	24,561	23,906	24,389	23,809
Diluted	25,203	25,103	23,906	25,221	23,809

(1) Includes share-based compensation expense as follows:
Cost of sales	$804	$838	$731	$1,641	$1,461
Research and development	810	778	783	1,588	1,527
Selling, general and administrative	3,784	9,472	3,133	13,257	7,615
Total stock-based compensation expense	$5,398	$11,088	$4,647	$16,486	$10,603

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$647	$647	$647	$1,294	$1,294
Selling, general and administrative	2,766	2,766	2,766	5,533	5,533
Total amortization expense	$3,413	$3,413	$3,413	$6,827	$6,827

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 26, 2021	November 27, 2020	February 28, 2020	February 26, 2021	February 28, 2020
Reconciliation of gross profit:
GAAP gross profit	$53,456	$52,644	$51,506	$106,099	$105,826
GAAP gross margin	17.6%	18.0%	18.9%	17.8%	19.5%
Add: Share-based compensation included in cost of sales	804	838	731	1,641	1,461
Add: Amortization of intangible assets included in cost of sales	647	647	647	1,294	1,294
Add: Import taxes - Out of period adjustment	4,345	—	—	4,345	—
Non-GAAP gross profit	$59,252	$54,129	$52,884	$113,379	$108,581
Non-GAAP gross margin	19.5%	18.6%	19.4%	19.0%	20.0%

Reconciliation of operating expenses:
GAAP operating expenses	$40,516	$45,020	$43,350	$85,536	$91,789
Less: Share-based compensation expense included in opex
Research and development	810	778	783	1,588	1,527
Selling, general and administrative	3,784	9,472	3,133	13,257	7,615
Total	4,594	10,250	3,916	14,845	9,142
Less: Amortization of intangible assets included in opex
Selling, general and administrative	2,766	2,766	2,766	5,533	5,533
Total	2,766	2,766	2,766	5,533	5,533
Less: Acquisition-related expenses	1,064	1,617	—	2,681	946
Less: Integration/restructuring expenses	—	—	1,040	—	3,092
Non-GAAP operating expenses	$32,092	$30,388	$35,628	$62,477	$73,077

Reconciliation of income from operations:
GAAP income from operations	$12,940	$7,624	$8,156	$20,563	$14,037
GAAP operating margin	4.3%	2.6%	3.0%	3.5%	2.6%
Add: Share-based compensation expense	5,398	11,088	4,647	16,486	10,603
Add: Amortization of intangible assets	3,413	3,413	3,413	6,827	6,827
Add: Acquisition-related costs	1,064	1,617	—	2,681	946
Add: Integration/restructuring expenses	—	—	1,040	—	3,092
Add: Import taxes - Out of period adjustment	4,345	—	—	4,345	—
Non-GAAP income from operations	$27,160	$23,741	$17,256	$50,902	$35,504
Non-GAAP operating margin	8.9%	8.1%	6.3%	8.5%	6.5%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	February 26, 2021	November 27, 2020	February 28, 2020	February 26, 2021	February 28, 2020
Reconciliation of income before income taxes:
GAAP income before income taxes	$7,044	$5,302	$(8,380)	$12,346	$(7,831)
Add: Share-based compensation expense	5,398	11,088	4,647	16,486	10,603
Add: Amortization of intangible assets	3,413	3,413	3,413	6,827	6,827
Add: Acquisition-related expenses	1,064	1,617	—	2,681	946
Add: Integration/restructuring expenses	—	—	1,040	—	3,092
Add: Import taxes - Out of period adjustment	5,085	—	—	5,085	—
Add: Extinguishment of term loan	—	—	6,630	—	6,630
Add: Capped call MTM adjustment	—	—	4,795	—	4,795
Add: Convertible debt discount OID and fees	2,098	2,062	399	4,160	399
Add: Foreign currency (gains)/losses	843	(642)	1,191	201	2,102
Non-GAAP income before income taxes	$24,945	$22,839	$13,735	$47,785	$27,562

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$1,200	$3,275	$1,340	$4,475	$1,665
GAAP effective tax rate	17.0%	61.8%	-16.0%	36.2%	-21.3%
Less: Goodwill tax credit	—	—	484	—	484
Add: Import taxes - Out of period adjustment	1,727	—	—	1,727	—
Tax effect of adjustments to GAAP results	(84)	64	(119)	(20)	(210)
Non-GAAP provision for income taxes	$3,011	$3,211	$975	$6,222	$1,391
Non-GAAP effective tax rate	12.1%	14.1%	7.1%	13.0%	5.0%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$5,844	$2,027	$(9,720)	$7,871	$(9,496)
Adjustments to GAAP net income:
Share-based compensation	5,398	11,088	4,647	16,486	10,603
Amortization of intangible assets	3,413	3,413	3,413	6,827	6,827
Acquisition-related expenses	1,064	1,617	—	2,681	946
Integration/restructuring expenses	—	—	1,040	—	3,092
Import taxes - Out of period adjustment	3,358	—	—	3,358	—
Extinguishment of term loan	—	—	6,630	—	6,630
Capped call MTM adjustment	—	—	4,795	—	4,795
Convertible debt discount OID and fees	2,098	2,062	399	4,160	399
Goodwill tax credit	—	—	484	—	484
Foreign currency (gains)/losses	843	(642)	1,191	201	2,102
Tax effect of items excluded from non-GAAP results	(84)	64	(119)	(20)	(210)
Non-GAAP net income	$21,934	$19,628	$12,760	$41,564	$26,171
Shares used in computing earnings per share (diluted)	25,203	25,103	24,567	25,221	24,440
Non-GAAP earnings per share (diluted)	$0.87	$0.78	$0.52	$1.65	$1.07
GAAP earnings per share (diluted)	$0.23	$0.08	$(0.41)	$0.31	$(0.40)

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended			Six Months Ended
	February 26, 2021	November 27, 2020	February 28, 2020	February 26, 2021	February 28, 2020
GAAP net income	$5,844	$2,027	$(9,720)	$7,871	$(9,496)
Share-based compensation expense	5,398	11,088	4,647	16,486	10,603
Amortization of intangible assets	3,413	3,413	3,413	6,827	6,826
Interest expense, net	4,365	3,154	4,150	7,519	8,642
Provision for income tax	1,200	3,275	1,340	4,475	1,665
Depreciation	5,378	4,954	6,021	10,332	12,152
Acquisition-related expenses(1)	1,064	1,617	—	2,681	946
Integration/restructuring expenses	—	—	1,040	—	3,092
Import taxes - Out of period adjustment	4,345	—	—	4,345	—
Extinguishment of term loan	—	—	6,630	—	6,630
Capped call MTM adjustment	—	—	4,795	—	4,795
Adjusted EBITDA	$31,007	$29,527	$22,316	$60,536	$45,855

(1) Amounts related to acquisitions of Cree (March 2021) and SMART EC & Wireless (July 2019).

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	February 26,	August 28,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$139,803	$150,811
Accounts receivable, net	203,376	215,918
Inventories	189,327	162,991
Prepaid expenses and other current assets	46,321	26,990
Total current assets	578,827	556,710

Property and equipment, net	78,146	54,705
Operating lease right-of-use assets	25,049	25,013
Other noncurrent assets	16,924	20,554
Intangible assets, net	48,844	55,671
Goodwill	73,017	73,955
Total assets	$820,807	$786,608
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$261,443	$224,660
Accrued liabilities	61,581	57,829
Total current liabilities	323,024	282,489

Long-term debt	210,811	195,573
Long-term operating lease liabilities	21,342	20,829
Other long-term liabilities	7,071	5,613
Total liabilities	562,248	504,504
Shareholders’ equity:
Ordinary shares	757	737
Additional paid-in capital	320,284	346,131
Accumulated other comprehensive loss	(233,830)	(228,241)
Retained earnings	171,348	163,477
Total shareholders’ equity	258,559	282,104
Total liabilities and shareholders’ equity	$820,807	$786,608

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended			Six Months Ended
	February 26, 2021	November 27, 2020	February 28, 2020	February 26, 2021	February 28, 2020
Cash flows from operating activities:
Net income	$5,844	$2,027	$(9,720)	$7,871	$(9,496)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,793	8,367	9,435	17,160	18,979
Share-based compensation	5,398	11,088	4,647	16,486	10,603
Provision for doubtful accounts receivable and sales returns	6	(9)	(100)	(3)	(27)
Deferred income tax benefit	49	222	610	271	(360)
(Gain) Loss on disposal of property and equipment	988	(5)	(18)	984	(60)
Loss on mark-to-market adjustment of the capped call	—	—	4,795	—	4,795
Loss on extinguishment of debt/revolver	—	—	6,630	—	6,630
Amortization of debt discounts and issuance costs	2,191	2,116	1,047	4,307	1,781
Amortization of operating lease right-of-use assets	1,500	1,413	1,168	2,913	2,282
Changes in operating assets and liabilities:
Accounts receivable	12,012	(1,930)	9,198	10,082	(4,490)
Inventories	(41,053)	12,919	(3,343)	(28,134)	(45,549)
Prepaid expenses and other assets	(9,849)	(9,277)	1,386	(19,126)	6,496
Accounts payable	21,607	18,022	(3,782)	39,629	56,656
Operating lease liabilities	(1,238)	(1,504)	(1,058)	(2,742)	(2,140)
Accrued expenses and other liabilities	14,173	(7,880)	2,439	6,292	2,501
Net cash provided by operating activities	20,421	35,569	23,334	55,990	48,601
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(20,151)	(14,644)	(4,210)	(34,795)	(9,368)
Proceeds from sale of property and equipment	151	16	54	167	96
Net cash used in investing activities	(20,000)	(14,628)	(4,156)	(34,628)	(9,272)
Cash flows from financing activities:
Repurchase of ordinary shares	(44,330)	—	—	(44,330)	—
Proceeds from FINEP loan	11,439	—	—	11,439	—
Proceeds from borrowings under revolving line of credit	23,000	19,500	6,000	42,500	18,500
Repayments of borrowings under revolving line of credit	(23,000)	(19,500)	(6,000)	(42,500)	(18,500)
Proceeds from issuance of ordinary shares from share option exercise	2,546	1,337	641	3,883	1,807
Proceeds from issuance of ordinary shares from ESPP	—	1,768	—	1,768	1,242
Withholding tax on restricted stock units	(151)	(3,483)	(351)	(3,634)	(371)
Long-term debt payment - term loan	—	—	—	—	(5,625)
Long-term debt payment - BNDES	—	—	(797)	—	(1,607)
Purchase of capped call	—	—	(21,825)	—	(21,825)
Proceeds from convertible notes due 2026, net of discount	—	—	243,125	—	243,125
Payment for extinguishment of long-term debt	—	—	(204,904)	—	(204,904)
Net cash used in financing activities	(30,496)	(378)	15,889	(30,874)	11,842
Effect of exchange rate changes on cash, cash equivalents and restricted cash	5,781	(7,277)	(4,596)	(1,496)	(7,450)
Net increase in cash, cash equivalents and restricted cash	(24,294)	13,286	30,471	(11,008)	43,721
Cash, cash equivalents and restricted cash at beginning of period	164,097	150,811	111,389	150,811	98,139
Cash, cash equivalents and restricted cash at end of period	$139,803	$164,097	$141,860	$139,803	$141,860

Investor Contact:PR Contact:
Suzanne SchmidtValerie Sassani
Investor Relations for SMART Global Holdings, Inc. VP of Marketing and Communications
(510) 360-8596(510) 941 -8921
ir@smartm.comValerie.sassani@smartm.com